                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 13, 1997 included in IDEXX Laboratories, Inc. Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.




                                             ARTHUR ANDERSEN LLP


Boston, Massachusetts
September 19, 1997